THE WARRANTS  REPRESENTED BY THIS  CERTIFICATE  AND THE SHARES  ISSUABLE
        UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

        THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

                               AVENUE ENTERTAINMENT GROUP, INC.

                      WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

                                                                600,000 Shares

        THIS CERTIFIES that, for value received, Robisin Enterprises, Inc. (together with any transferee, the "Holder"), is entitled to subscribe for and purchase from Avenue Entertainment Group, Inc., a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, six hundred thousand (600,000) shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), initially at a price equal to $2.00 per share (as adjusted as provided herein, the "Exercise Price"). The number of shares of Common Stock issuable upon exercise of this Warrant (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth. The Holder shall have the right to subscribe for and purchase the Warrant Shares at any time or from time to time commencing on the date that all of the six hundred thousand (600,000) shares of common stock of the Company (the "Subscription Shares") referenced in that certain Subscription Agreement (the "Subscription Agreement") dated as of even date herewith (the "Closing Date") between the Company and the Holder are purchased by the Holder in accordance with the terms and conditions of the Subscription Agreement and ending on the second anniversary of the Closing Date (the "Exercise Period"). The Holder may not exercise this Warrant or purchase any of the Warrant Shares until such time as all of the Subscription Shares are purchased by the Holder in accordance with the terms and conditions of the Subscription Agreement.

        1. This Warrant may be exercised during the Exercise Period, as to all or any lesser whole number of Warrant Shares issuable hereunder, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its office as set forth in the form of election attached hereto, or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised.

        2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

        3. (a) Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent.

               (b) The undersigned agrees for the benefit of the Company that the undersigned will not, prior to the date on which Holder purchases and acquires all of the 600,000 Shares it is required to purchase pursuant to the Subscription Agreement, without the prior written consent of the Company, offer, pledge, hypothecate, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly (collectively, "Dispose Of"), any of the Warrants or Warrant Shares, except that the foregoing restriction shall not apply to (i) the exercise of the Warrants, (ii) any Warrants or

Warrant Shares Disposed Of at death or, if the donee agrees to be bound by the same restriction, by gift, or (iii) any Warrant Shares acquired after the Warrants have been called for redemption. The provisions of this Section 3(b) shall be binding upon the undersigned and the successors, assigns, heirs, and personal representatives of the undersigned.

               (c) The undersigned realizes that the Warrants and Warrant Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or any foreign or state securities laws. The undersigned agrees that the Warrants and Warrant Shares will not be Disposed Of except in compliance with the Act, if applicable, and applicable foreign and state securities laws and the restrictions set forth in Section 3(b). Purchasers of Warrants or Warrant Shares can only Dispose Of the Warrants or Warrant Shares pursuant to registration under the Act or pursuant to an exemption therefrom. The undersigned understands that to Dispose Of the Warrants or Warrant Shares may require in some jurisdictions specific approval by the appropriate governmental agency or commission in such jurisdiction. The undersigned has been advised that, except as provided in Section 9, the Company has no obligation, and does not intend, to cause the Warrants or Warrant Shares to be registered under the Act or the securities law of any other jurisdiction or to comply with the requirements for any exemption under the Act, including but not limited to those provided by Rule 144 and Rule 144A promulgated under the Act, or under the securities law of any other jurisdiction. The undersigned understands the legal consequences of the foregoing to mean that the undersigned may have to bear the economic risk of its investment in the Company for an indefinite period of time.

               (d) To enable the Company to enforce the transfer restrictions contained in Sections 3(b) and 3(c), the undersigned hereby consents to the placing of legends upon the certificates representing the Common Stock with respect to the Warrant Shares.

        4. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all Warrant Shares, when issued upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

        5. (a) In case the Company shall at any time after the Original Issue Date (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then, in each case, the Exercise Price, and the number of Warrant Shares issuable upon exercise of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision or combination, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision or combination. Such adjustment shall be made successively whenever any event listed above shall occur.

               (b) In any case in which this Section 5 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

               (c)  Whenever  there shall be an  adjustment  as provided in this
Section 5, the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

               (d) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price (as hereinafter defined) of such share of Common Stock on the date of exercise of this Warrant.

               (e) The "Current Market Price" per share of Common Stock on any date shall be the average of the daily closing prices for the 20 consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market or Small Cap System if such system is then generally reporting last sale prices) on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information. If on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by Nasdaq or any similar organization, the fair value of a share of Common Stock on such date, as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

        6. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease, or conveyance and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

               (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

               (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

        7.     In case at any time the Company shall propose:

               (a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

               (b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

               (c) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, described in Section 6; or

               (d) to effect any liquidation, dissolution, or winding-up of the Company; or

               (e) to take any other action which would cause an adjustment to the Exercise Price;

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 10 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Exercise Price.

        8. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

        9. (a) The Company shall, (i) not later than December 31, 2000, file and cause to become effective under the Act a registration statement (the "Registration Statement") registering under the Act the resale of the Warrant Shares and (ii) after the Registration Statement is declared effective under the Act, furnish each Holder with such number of copies of the prospectus included in the Registration Statement as such Holder may reasonably request to facilitate the disposition of the Warrant Shares owned by such Holder.

               (b) If at any time during the period that any Holder owns any Warrant Shares an event (an "Event") shall have occurred that has caused the Registration Statement to contain an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, the Company shall (i) give each Holder a notice (the "No-Sell Notice") that an Event has occurred, (ii) promptly (or, if in the reasonable judgment of the Company disclosure of the Event would be detrimental to the Company, promptly after disclosure of the Event would not be detrimental to the Company) take all commercially reasonable efforts to cause the Registration Statement not to contain an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and (iii) give each Holder a notice (the "Sell Notice") when the Registration Statement does not contain an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. No Holder shall sell any Warrant Shares pursuant to the Registration Statement after it has received a No-Sell Notice until it has received a subsequent Sell Notice.

               (c) It is a condition  to the  Company's  obligations  under this
Section 9 that, in connection with the Registration Statement, Holder shall furnish to the Company such information as the Company shall reasonably request.

        10. (a) The Company may, at its option, call for redemption all (but not less than all) of the then outstanding Warrants at a call price of $.01 per Warrant (the "Call Price"), at any time; provided that the Current Market Price shall have been greater than or equal to 200% of the then-current Exercise Price within five business days of the date that notice of such call is sent as provided in Section 10(b).

               (b) Notice of any call for redemption shall be given to the Holder by the Company not less than 15 days and not more than 45 days prior to the date established for such call (the "Call Date"). Each such notice of call will (i) specify the Call Date, (ii) state that payment of the Call Price will be made by the Company upon presentation and surrender of this Warrant to the Company at its address as specified in the notice, and (iii) state that the right to exercise the Warrants will terminate at 5:00 P.M., Los Angeles, California time, on the business day immediately preceding the Call Date.

               (c) Upon the giving of the notice provided in Section 10(b), effective at the time referred to in Section 10(b), the Warrants will terminate and no longer be exercisable, and the holder thereof will have no further rights with respect to such Warrants except to receive the Call Price therefor.

        11. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

        12. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

        13. This Warrant shall be construed in accordance with the laws of the State of California applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

Dated:  November ___, 2000

                                             AVENUE ENTERTAINMENT GROUP, INC.

                                             By:_____________________________
                                                Cary Brokaw, President


                                             By:_____________________________
                                                _____________, its Secretary

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

        FOR  VALUE  RECEIVED,   ________________________________  hereby  sells,
assigns, and transfers unto __________________ a Warrant to purchase __________ shares of Common Stock, par value $.01 per share, of Avenue Entertainment Group, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _________________________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated: ________________________



                                                    ---------------------------
                                                                 (Signature)

                                     NOTICE

        The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:     Avenue Entertainment Group, Inc.
        11111 Santa Monica Blvd.
        Suite 525
        Los Angeles, CA 90025


                              ELECTION TO EXERCISE

        The undersigned hereby exercises his/her/its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $_________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

                    (Print Name, Address, and Social Security

                                 or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:_________________             Name________________________
                                                      (Print)

Address:__________________________________________________



                                                    ---------------------------
                                                                 (Signature)